                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: March 2, 1998


                         CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                               (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)



  United States               333-32263                  22-2382028
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)
  incorporation)


         802 Delaware Avenue, Wilmington, Delaware     19801
         -----------------------------------------   ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)



  New York                    333-32737                  12-4994650
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)
  incorporation)


         270 Park Avenue, New York, New York           10017
         -----------------------------------------   ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events.
         -------------

     On or about February 17, 1998 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan Marine Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participations in the Chase Manhattan Marine Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

     Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.



Item 7(c).  Exhibits
            --------

            Exhibit No.           Description
            -----------            -----------

              20.1 Monthly Reports with respect to the February 17, 1998 distribution

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CIT GROUP/FINANCING, INC.
                                                 AS SERVICER


                                                 By: /s/Frank Garcia
                                                    ---------------------
                                                 Name: Frank Garcia
                                                 Title: Vice President

Dated:  March 2, 1998

                               INDEX TO EXHIBITS
                               -----------------


           Exhibit No.                 Description
           ----------                  -----------

            20.1 Monthly Reports with respect to the February 17, 1998 distribution